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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported) - FEBRUARY 16, 2006



                                ALLETE, INC.
           (Exact name of registrant as specified in its charter)

           MINNESOTA                       1-3548                 41-0418150
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                          30 WEST SUPERIOR STREET
                       DULUTH, MINNESOTA 55802-2093
       (Address of principal executive offices, including zip code)

                              (218) 279-5000
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting  material pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On February 16, 2006, ALLETE, Inc. (ALLETE) issued a press release announcing 2005 earnings, which is attached to this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference in its entirety. The information is being furnished pursuant to Item 2.02. Results of Operations and Financial Condition. This information, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Shell Company Transactions - Not applicable

(d) Exhibits


     Exhibit
     Number
     ------

       99 - ALLETE  News  Release  dated  February  16,  2006,  announcing  2005 earnings. [THIS EXHIBIT HAS BEEN FURNISHED AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933, EXCEPT AS SHALL BE EXPRESSLY SET FORTH BY SPECIFIC REFERENCE IN SUCH FILING.]

                    ----------------------------------
READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

                   ALLETE Form 8-K dated February 16, 2006                     1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

       - ALLETE's ability to successfully implement its strategic objectives;
       - ALLETE's ability to manage expansion and integrate acquisitions;
       - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
       - effects of restructuring initiatives in the electric industry;
       - economic and geographic factors, including political and economic risks;
       - changes in and compliance with environmental and safety laws and policies;
       - weather conditions;
       - natural disasters;
       - war and acts of terrorism;
       - wholesale power market conditions;
       - ALLETE's ability to obtain viable real estate for development purposes;
       - population growth rates and demographic patterns;
       - the effects of competition, including competition for retail and wholesale customers;
       - pricing and transportation of commodities;
       - changes in tax rates or policies or in rates of inflation;
       - unanticipated project delays or changes in project costs;
       - unanticipated changes in operating expenses and capital expenditures;
       - global and domestic economic conditions;
       - ALLETE's ability to access capital markets;
       - changes in interest rates and the performance of the financial markets;
       - competition for economic expansion or development opportunities;
       - ALLETE's ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
       - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Factors that May Affect Future Results" in Item 7 of ALLETE's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (2004 Form 10-K), and Item 2 of its Form 10-Q for the quarterly period ended September 30, 2005. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                  ALLETE Form 8-K dated February 16, 2006

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   ALLETE, Inc.





February 16, 2006                                James K. Vizanko
                               -------------------------------------------------
                                                 James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                   ALLETE Form 8-K dated February 16, 2006                     3

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                                EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

   99  -  ALLETE News Release dated February 16, 2006, announcing 2005 earnings.
          [THIS EXHIBIT HAS BEEN FURNISHED AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933, EXCEPT AS SHALL BE EXPRESSLY SET FORTH BY SPECIFIC REFERENCE IN SUCH FILING.]



                   ALLETE Form 8-K dated February 16, 2006